Exhibit 21.1
Subsidiaries of Phillips Edison & Company, Inc.

Entity	Jurisdiction
12 West Station LLC	Delaware
51st & Olive Station LLC	Delaware
7400 Rivers Avenue LLC	Delaware
Aegis Waterford, L.L.C.	Delaware
Alameda Crossing Station II LLC	Delaware
Alameda Crossing Station III LLC	Delaware
Alameda Crossing Station LLC	Delaware
Albertville Station LLC	Delaware
Alico Station LLC	Delaware
Amherst Station II LLC	Delaware
Antelope Marketplace Station LLC	Delaware
Arcadia Station LLC	Delaware
Ardrey Kell Station LLC	Delaware
Arlington Station LLC	Delaware
Ashburn Farm Station LLC	Delaware
Ashland Junction II LLC	Delaware
Ashland Junction LLC	Delaware
Atlantic Plaza Station LLC	Delaware
Atwater Station L.P.	Delaware
B. & O., Ltd.	Ohio
Baker Hill Station LLC	Delaware
Barclay Station LLC	Delaware
Barnwell Station LLC	Delaware
Bartow Marketplace Station LLC	Delaware
Bear Creek Station LLC	Delaware
Beavercreek Towne Station LLC	Delaware
Bethany Village Station LLC	Delaware
Birdneck Station LLC	Delaware
Bloomingdale Hills Station LLC	Delaware
Boronda Station LLC	Delaware
Breakfast Point Station LLC	Delaware
Brentwood Commons Station LLC	Delaware
Broadlands Station LLC	Delaware
Broadway Pavilion Station L.P.	Delaware
Broadway Promenade Station LLC	Delaware
Broadway Station LLC	Delaware
Burbank Plaza Station LLC	Delaware
Burwood Station LLC	Delaware

Entity	Jurisdiction
Butler Creek Station LLC	Delaware
Cahill Station LLC	Delaware
Carriagetown Station LLC	Delaware
CenTeComm LLC	Delaware
Centerpoint Station LLC	Delaware
Central Station (KY) LLC	Delaware
Central Valley Station L.P.	Delaware
Champions Gate Station LLC	Delaware
Chapel Hill North Station LLC	Delaware
Cherry Hill Station LLC	Delaware
Cheshire Station LLC	Delaware
Cinco Ranch Station LLC	Delaware
Cinco Ranch Station II LLC	Delaware
CitiCentre Station LLC	Delaware
Claremont Village Station LLC	Delaware
Cocoa Commons Station LLC	Delaware
College Plaza Station LLC	Delaware
Collington Plaza Station LLC	Delaware
Colonial Promenade Station LLC	Delaware
Commerce GP LLC	Delaware
Commerce Station LP	Delaware
Commonwealth Square Station LLC	Delaware
Contra Loma Station II L.P.	Delaware
Contra Loma Station L.P.	Delaware
Coppell Station LLC	Delaware
Coquina Station LLC	Delaware
Coronado Center Station LLC	Delaware
Courthouse Marketplace Station LLC	Delaware
CROSSCREEK STATION II LLC	Delaware
Crosscreek Village Station LLC	Delaware
Crossroads Asheboro Station L.P.	Delaware
Crystal Station LLC	Delaware
Cureton Station LLC	Delaware
Cushing Station LLC	Delaware
Dean Taylor Station LLC	Delaware
Deerwood Lake Station LLC	Delaware
Del Paso Station L.P.	Delaware
Delafield Station LLC	Delaware
Driftwood Village Station L.P.	Delaware
Dublin Station LLC	Delaware

Entity	Jurisdiction
Duck Creek Station LLC	Delaware
Dunlop Station LLC	Delaware
Dyer Station LLC	Delaware
Eagles Landing Station LLC	Delaware
East Burnside Station LLC	Delaware
East Pointe Station LLC	Delaware
East Side Station LLC	Delaware
Edgecombe Station L.P.	Delaware
Edgewood Station LLC	Delaware
Emporia Station LLC	Delaware
Enfield Station LLC	Delaware
Evans Station LLC	Delaware
Everson Pointe Station LLC	Delaware
Fair Acres Station LLC	Delaware
Fairfield Commons Station LLC	Delaware
Fairfield Station LLC	Delaware
Fairlawn Station LLC	Delaware
Fairview Oaks Station LLC	Delaware
Fairview Plaza Station (PA) LLC	Delaware
Falcon Valley Station LLC	Delaware
Farmington Station LLC	Delaware
Five Town Station LLC	Delaware
Flag City Station LLC	Delaware
Flynn Crossing Station LLC	Delaware
Forest Park Station II LLC	Delaware
Forest Park Station LLC	Delaware
Franklin Station LLC	Delaware
French Golden Gate Station LLC	Delaware
Georgesville Station LLC	Delaware
Glen Lakes Station LLC	Delaware
Glenwood Crossing Station LLC	Delaware
Glenwood Station LLC	Delaware
Glynn Place Station LLC	Delaware
Golden Eagle Station II LLC	Delaware
Golden Eagle Station LLC	Delaware
Golden Station LLC	Delaware
Goolsby Pointe Station LLC	Delaware
Goshen Station LLC	Delaware
Grassland Crossing Station LLC	Delaware
Grayson Station LLC	Delaware

Entity	Jurisdiction
Green Valley Station LLC	Delaware
Greentree Station LLC	Delaware
Grocery Retail Partners I LLC	Delaware
Hamilton Mill Village Station LLC	Delaware
Hamilton Ridge Station LLC	Delaware
Hamilton Ridge Station Outparcel LLC	Delaware
Hamilton Village Station LLC	Delaware
Hampton Village Station LLC	Delaware
Harbour Village Station LLC	Delaware
Harrison Pointe Station LLC	Delaware
Hartville Station LLC	Delaware
Harvest Station LLC	Delaware
Hastings Marketplace Station LLC	Delaware
Heath Brook Station LLC	Delaware
Heritage Plaza Station II LLC	Delaware
Heritage Plaza Station LLC	Delaware
Herndon Station L.P.	Delaware
Heron Creek Station LLC	Delaware
Hickory Creek Station LLC	Delaware
Hickory Station LLC	Delaware
Hickory Flat Station LLC	Delaware
Highland Fair Station LLC	Delaware
Highlands Station LLC	Delaware
Hilander Village Station LLC	Delaware
Hilfiker Station LLC	Delaware
Hillside - West LLC	Delaware
Hoffman Village Station LLC	Delaware
Hurstborne Townfair Station LLC	Delaware
Island Walk Station LLC	Delaware
Kings Crossing Station LLC	Delaware
Kipling Station LLC	Delaware
Kirkwood Market Place Station LLC	Delaware
Kleinwood Station LLC	Delaware
Lafayette Station LLC	Ohio
Laguna Station L.P.	Delaware
Lake Village Station LLC	Delaware
Lake Washington Station LLC	Delaware
Lakeside (Salem) Station LLC	Delaware
Lakewood (Ohio) Station LLC	Delaware
Lakewood Station LLC	Delaware

Entity	Jurisdiction
LaPlata IV LLC	Delaware
LaPlata North LLC	Delaware
LaPlata Plaza LLC	Delaware
LaPlata South LLC	Delaware
Livonia Station LLC	Delaware
Loganville Station LLC	Delaware
Lumina Commons Station LLC	Delaware
Lutz Lake Station LLC	Delaware
Lynnwood Place Station LLC	Delaware
Mableton Crossing Station LLC	Delaware
Macland Pointe Station LLC	Delaware
Mansfield Station LLC	Delaware
Market Walk Station LLC	Delaware
Mayfair Station LLC	Delaware
McKinney Station II LLC	Delaware
McKinney Station LLC	Delaware
Meadows on the Parkway Station LLC	Delaware
Meadowthorpe Station LLC	Delaware
Melbourne Station LLC	Delaware
MetroWest Village Station LLC	Delaware
Milan Station LLC	Delaware
Monfort Heights Station LLC	Delaware
Montville Station LLC	Delaware
Mountain Crossing Outparcel Station LLC	Delaware
Mountain Crossing Station LLC	Delaware
Mountain Park Station LLC	Delaware
Murphy Marketplace Station LLC	Delaware
Murray Station LLC	Delaware
Murray Station Outlot LLC	Delaware
Naperville Crossings Station LLC	Delaware
Naperville Crossings Station II LLC	Delaware
New Prague Station LLC	Delaware
Nordan Station LLC	Delaware
Normal Station LLC	Delaware
Normandale Station LLC	Delaware
North Point Station L.P.	Delaware
North Pointe (SC) Station LLC	Delaware
Northlake Station LLC	Delaware
Northpark Village Station LLC	Delaware
Northridge Station LLC	Delaware

Entity	Jurisdiction
Northside Station L.P.	Delaware
Northstar Marketplace Station LLC	Delaware
Northtowne Station LLC	Delaware
Northwoods Crossing Station LLC	Delaware
Norwood Station LLC	Delaware
Oak Mill Station II LLC	Delaware
Oak Mill Station LLC	Delaware
Oakhurst Plaza Station LLC	Delaware
Ocean Breeze Station LLC	Delaware
Old Alabama Square Station LLC	Delaware
Onalaska Station LLC	Delaware
Orange Grove Station LLC	Delaware
Orchard Plaza Station LLC	Delaware
Orchard Square Station LLC	Delaware
Orchards Center Station LLC	Delaware
Ormond Beach Station LLC	Delaware
PAI GP LLC	Delaware
Palmer Town Station LLC	Delaware
Palmetto Station LLC	Delaware
Paradise Crossing Station LLC	Delaware
Paradise Lakes Station LLC	Delaware
Park Place Station LLC	Delaware
Park View Station LLC	Delaware
Parsons Village Station LLC	Ohio
Pawleys Island Station LLC	Delaware
PE OP II Value Added Grocery, LLC	Delaware
PE Value Added Grocery HoldCo, LLC	Delaware
PECO GRP I Managing Member LLC	Delaware
PECO Value Added Grocery Manager, LLC	Delaware
Phillips Edison & Company Ltd.	Ohio
Also Doing Business As:
Phillips Edison & Company LLC (UT)
Phillips Edison & Company LLC (FL)
Phillips Edison & Company, Inc.	Maryland
Phillips Edison Grocery Center OP GP I LLC	Delaware
Phillips Edison Grocery Center OP GP II LLC	Delaware
Phillips Edison Grocery Center Operating Partnership I, L.P.	Delaware
Phillips Edison Grocery Center Operating Partnership II, L.P.	Delaware
Phillips Edison Grocery TRS, Inc	Delaware
Phillips Edison HoldCo LLC	Ohio

Entity	Jurisdiction
Phillips Edison HoldCo Manager LLC	Ohio
Phillips Edison Institutional Joint Venture I, L.P.	Delaware
Phillips Edison Institutional REIT LLC	Delaware
Phillips Edison North Carolina LLC	Delaware
Phillips Edison NTR III LLC	Delaware
Phillips Edison Value Added Grocery Venture, LLC	Delaware
Plano Station LLC	Delaware
Plaza 23 Station LLC	Delaware
Plaza of the Oaks Station LLC	Delaware
Point Loomis Station LLC	Delaware
Port St. John Station LLC	Delaware
Portland Station LLC	Delaware
Quail Valley Station LLC	Delaware
Quartz Hill Station LLC	Delaware
Quivira Crossings Station LLC	Delaware
Quivira Crossings Station Outparcel LLC	Delaware
Raynham Station LLC	Delaware
Red Maple Station L.P.	Delaware
Richmond Station LLC	Delaware
Riverlakes Station LLC	Delaware
Rivermont Station II LLC	Delaware
Rivermont Station LLC	Delaware
Riverplace Station LLC	Delaware
Rockledge Station LLC	Delaware
Rocky Ridge Station LLC	Delaware
Rolling Meadows Station LLC	Delaware
Rosewick Crossing Station LLC	Delaware
Roxborough Station LLC	Delaware
San Mateo Station LLC	Delaware
Sanibel Station LLC	Delaware
Savage Station LLC	Delaware
Savoy Station LLC	Delaware
Seven Hills Station LLC	Delaware
Shakopee Station LLC	Delaware
Shasta Station L.P.	Delaware
Shaws Easton Station LLC	Delaware
Shaws Hanover Station LLC	Delaware
Sheffield Crossing Station LLC	Delaware
Shiloh Station LLC	Delaware
Shoregate Station LLC	Delaware

Entity	Jurisdiction
Shorewood Station LLC	Delaware
Sidney Station LLC	Delaware
Sierra Station LLC	Delaware
Sierra Vista Station L.P.	Delaware
Silver Rock Insurance, Inc.	Utah
Silver Rock Real Estate LLC	Delaware
Snowview Station LLC	Delaware
South Oaks (Missouri) Station LLC	Delaware
South Oaks Station LLC	Ohio
Southampton Station LLC	Delaware
Southern Hills Crossing Station LLC	Delaware
Southern Palms Station LLC	Delaware
Southfield Station LLC	Delaware
Southgate (Ohio) Station LLC	Delaware
Southgate Station LLC	Delaware
Southwest Marketplace Station LLC	Delaware
Spivey Junction Station LLC	Delaware
Spring Cypress Village Station LLC	Delaware
St Cloud Station LLC	Delaware
St. Charles Station LLC	Delaware
St. Johns Station LLC	Delaware
Statler Station LLC	Delaware
Staunton Station LLC	Delaware
Sterling Point Station L.P.	Delaware
Stockbridge Station LLC	Delaware
Stockbridge Station Outparcel LLC	Delaware
Stone Gate Station LLC	Delaware
Stonewall Station LLC	Delaware
Sudbury Crossing Station LLC	Delaware
Sulphur Grove Station LLC	Delaware
Summerville Station LLC	Delaware
Sunburst Station LLC	Delaware
Sunset Center Station LLC	Delaware
Suntree Station LLC	Delaware
The Phillips Edison Group LLC	Ohio
Thompson Valley Station III LLC	Delaware
Thompson Valley Station LLC	Delaware
Thompson Valley Station Outlot LLC	Delaware
Titusville Station LLC	Delaware
Town & Country Noblesville Station LLC	Delaware

Entity	Jurisdiction
Towne Crossing Station LLC	Delaware
Townfair (PA) Station LLC	Delaware
Tramway Station LLC	Delaware
Upper Deerfield Station LLC	Delaware
Uptown Station LLC	Delaware
Village Center Station LLC	Delaware
Village Mooresville Station LLC	Delaware
Village One Station LLC	Delaware
Vineyard Center Station LLC	Delaware
Vineyard Station LLC	Delaware
Waterford Park Station LLC	Delaware
Waynesboro Station LLC	Delaware
Wesley Chapel Station LLC	Delaware
West Acres Station L.P.	Delaware
West Creek Station LLC	Delaware
West Village Station LLC	Delaware
Westcreek Plaza Station LLC	Delaware
Western Square Station LLC	Delaware
Westridge Station LLC	Delaware
Westwoods Station LLC	Delaware
Westwoods Station Phase II LLC	Delaware
Wheat Ridge Station LLC	Delaware
Willimantic Station LLC	Delaware
Willowbrook Commons Station LLC	Delaware
Winchester Gateway Station LLC	Delaware
Windmill Place Station LLC	Delaware
Windmill Station L.P.	Delaware
Windover Station LLC	Delaware
Windsor Station L.P.	Delaware
Winter Springs Station LLC	Delaware
Wyandotte Plaza Station LLC	Delaware
Yorktown Station LLC	Delaware